EXPLORATION AND EVALUATION ASSETS ("E&E")	12 Months Ended
Dec. 31, 2017
Exploration For And Evaluation Of Mineral Resources [Abstract]
EXPLORATION AND EVAULATION ASSETS (E&E)

6.	EXPLORATION AND EVALUATION ASSETS ("E&E")

Cost or deemed cost
Balance, December 31, 2015	$494.8
Additions	1.5
Balance, December 31, 2016	$496.3
Divestitures	(134.3)
Impairment	(130.0)
Balance, December 31, 2017	$232.0

In the second quarter of 2017, Pengrowth closed the sale of its non-producing Montney lands at Bernadet in north eastern British Columbia for cash consideration of $92.0 million.
In the third quarter of 2017, Pengrowth announced that the agreement to sell certain of its Swan Hills area assets for $180.0 million was terminated. Included in this disposition were the assets in the non producing Devil area which were recorded as an E&E asset. None of the purchase price was attributed to the Devil lands resulting in a loss on assets held for sale of $9.0 million in the first quarter of 2017. Pengrowth subsequently closed the sale of these assets for $150.0 million cash consideration, subject to customary adjustments. Included in this disposition are the Devil lands which were part of the terminated sale in July.
IMPAIRMENT TESTING
For the year ended December 31, 2017, Pengrowth evaluated Groundbirch gas property for an impairment in conjunction with the Montney CGU, comprising both PP&E and E&E, due to the negative impact resulting from the significant downturn in the forward natural gas benchmark prices late in 2017. This was in accordance with Pengrowth's policy and IFRS which states that the impairment of ongoing E&E projects should be assessed on the cash flow from the applicable CGUs in the operating segment. It was determined that the recoverable amount was below the carrying amount, thus a $129.0 million impairment on the Groundbirch E&E asset was recorded in the fourth quarter of 2017. In addition, $1.0 million impairment was recognized on other minor E&E projects as no further exploration or evaluation is intended on those projects.
The recoverable amount is generally computed by reference to the present value of the future cash flows expected to be derived from production of proved plus probable reserves for the operating segment. Contingent resources were also considered in the recoverable amount. Changes in forward price estimates, production costs or recovery rates may change the economic status of contingent resources and may ultimately result in contingent resources being restated. The Groundbirch E&E impairment test was based on proved reserve values using a pre-tax discount rate of 10 percent, probable reserve values using a pre-tax discount rate of 12 percent, independent reserves evaluator January 1, 2018 forecast pricing and an inflation rate of 2 percent, and contingent resources using a pre-tax discount rate of 15 percent. The recoverable amount was determined using value in use.
The estimates of the above recoverable amounts were determined based on the following information, as applicable:
The net present value of the CGUs oil and gas reserves using:
i. Proved plus probable reserves as estimated by Pengrowth’s independent reserves evaluator, and
ii. The commodity price forecast of Pengrowth’s independent reserves evaluator as noted below,
Discounted at an estimated market discount rate.
Key input estimates used in the determination of cash flows from oil and gas reserves include the following:

(a)
Reserves. Assumptions that are valid at the time of reserve estimation may change significantly when new information becomes available. Changes in forward price estimates, production costs or recovery rates may change the economic status of reserves and may ultimately result in reserves being restated.

(b) Oil and natural gas prices. Forward price estimates for oil and natural gas are used in the cash flow model.
Commodity prices have fluctuated widely in recent years due to global and regional factors including supply and demand fundamentals, inventory levels, exchange rates, weather, economic and geopolitical factors.

(c)
Discount rate. The discount rate used to calculate the net present value of cash flows is based on estimates of an approximate cost of capital for potential acquirers of Pengrowth or Pengrowth’s CGUs. Changes in the general economic environment could result in significant changes to this estimate.

Below are the forward natural gas price estimates used in the December 31, 2017 impairment test:

AECO gas (1)
Year	(Cdn$/MMBtu)
2018	2.20
2019	2.54
2020	2.88
2021	3.24
2022	3.47
2023	3.58
2024	3.66
2025	3.73
2026	3.80
2027	3.88
Thereafter	+ 2.0 percent/yr

(1)	Prices represent forecasted amounts as at January 1, 2018 by Pengrowth's independent reserves evaluator.